Exhibit 10.2

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 31, 2019 (this “Amendment”), is entered into among SunCoke Energy, Inc., a Delaware corporation (the “Parent”), SunCoke Energy Partners, L.P., a Delaware limited partnership (“SXCP”), the Lenders party hereto and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

A.    The Parent, SXCP, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement, dated as of August 5, 2019 (as amended or modified, the “Credit Agreement”).

B.    The Parent and SXCP have requested the Lenders amend the Credit Agreement as set forth below.

C.    In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1.    Amendments to Credit Agreement.

(a)    The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Loan Documents”: this Agreement, the Security Documents, the Notes, the Fee Letter, any joinder or similar agreement entered into pursuant to Section 2.25 and any amendment, waiver, supplement or other modification to any of the foregoing.

(b)    A new Section 2.25 is hereby added to the Credit Agreement to read as follows:

2.25    Additional Borrowers.

(a) The Parent may at any time, upon not less than 15 Business Days’ written notice to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), request the designation of any wholly-owned domestic Restricted Subsidiary as a “Borrower” to receive extensions of credit hereunder. The Administrative Agent shall promptly notify the Lenders. Thereafter, the Administrative Agent shall send a joinder agreement or other similar agreement in form and substance satisfactory to the Administrative Agent specifying the effective date upon which such wholly-owned domestic Restricted Subsidiary shall constitute a Borrower for purposes hereof. Upon the execution of such agreement by the Parent, such Restricted Subsidiary and the Administrative Agent, such Restricted Subsidiary shall be a Borrower and permitted to receive extensions of credit hereunder, on the terms and conditions set forth herein and therein, and such Restricted Subsidiary otherwise shall be a Borrower for all purposes of this Agreement; provided that no Loan Notice or Application may be submitted by or on behalf of such newly-designated Borrower until the date 5 Business Days after such effective date. The parties hereto acknowledge and agree that, prior to any wholly-owned domestic Restricted Subsidiary becoming entitled to utilize the credit facilities provided for in this Agreement, the Administrative Agent and the Lenders shall have received such supporting resolutions, incumbency certificates, opinions of counsel, “know-your-customer” information and other documents or information, in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent in its reasonable discretion.

(b)    The Parent may from time to time, upon not less than 10 Business Days’ written notice to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), terminate a Restricted Subsidiary’s status as a “Borrower”, provided that there are no outstanding credit extensions payable by such Borrower, or other amounts payable by such Borrower on account of any credit extensions made to it, as of the effective date of such termination. The Administrative Agent will promptly notify the Lenders of any such termination of a Borrower’s status.

2.    Effectiveness; Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Parent, SXCP, the Required Lenders and the Administrative Agent and acknowledged by the Guarantors.

3.    Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.

4.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:                    SUNCOKE ENERGY, INC.,
a Delaware corporation
By:     /s/Fay West
Name: Fay West
Title: Senior Vice President and Chief Financial Officer

SUNCOKE ENERGY PARTNERS, L.P.,
a Delaware limited partnership
By: SunCoke Energy Partners GP, LLC
By:     /s/Fay West
Name: Fay West
Title: Senior Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:     /s/Lisa Berishaj
Name:    Lisa Berishaj
Title:    Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

By:     /s/Jonathan M. Phillips
Name:    Jonathan M. Phillips
Title:    Senior Vice President

ABN AMRO CAPITAL USA LLC,
as a Lender

By:    /s/Jamie Matos
Name:    Jamie Matos
Title:    Director

By:    /s/Amit Wynalda
Name:    Amit Wynalda
Title:    Executive Director

BMO HARRIS BANK, N.A.,
as a Lender

By:    /s/Jason Deegan
Name:    Jason Deegan
Title:    Director

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/James Shender
Name:    James Shender
Title:    Vice President

CITIBANK, N.A.,
as a Lender

By:    /s/Sumeet Singal
Name:    Sumeet Singal
Title:    Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By:    /s/Jamie Minieri
Name:    Jamie Minieri
Title:    Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:    /s/Mikhail Faybusovich
Name:    Mikhail Faybusovich
Title:    Authorized Signatory

By:    /s/Christopher Zybrick
Name:    Christopher Zybrick
Title:    Authorized Signatory

Each of the undersigned (a) affirms all of its obligations under that certain Second Amended and Restated Guarantee and Collateral Agreement, dated as of August 5, 2019, among each of the undersigned and the Administrative Agent in connection with the Credit Agreement as amended by this Amendment and (b) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under Second Amended and Restated Guarantee and Collateral Agreement.

GUARANTORS:

CEREDO LIQUID TERMINAL, LLC,
a Delaware limited liability company

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President

CMT LIQUIDS TERMINAL, LLC,
a Delaware limited liability company

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President

ELK RIVER MINERALS CORPORATION,
a Delaware corporation

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President and Chief Financial Officer

FF FARM HOLDINGS LLC,
a Delaware limited liability company

By:     /s/Allison S. Lausas
Name: Allison S. Lausas
Title:    Vice President and Controller

GATEWAY COGENERATION COMPANY LLC,
a Delaware limited liability company

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President

GATEWAY ENERGY & COKE COMPANY, LLC,
a Delaware limited liability company

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President

HAVERHILL COGENERATION COMPANY LLC,
a Delaware limited liability company

By:     /s/Fay West
Name:    Fay West
Title:    Senior Vice President and Chief Financial Officer

HAVERHILL COKE COMPANY LLC,
a Delaware limited liability company

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President and Chief Financial Officer

INDIANA HARBOR COKE COMPANY,
a Delaware corporation

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President and Chief Financial Officer

INDIANA HARBOR COKE CORPORATION,
an Indiana corporation

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President and Chief Financial Officer

JEWELL COAL AND COKE COMPANY, INC.,
a Virginia corporation

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President and Chief Financial Officer

JEWELL COKE ACQUISITION COMPANY,
a Virginia corporation

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President and Chief Financial Officer

JEWELL COKE COMPANY, L.P.,
a Delaware limited partnership

By: Jewell Coke Acquisition Company, its general partner

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President and Chief Financial Officer

JEWELL RESOURCES CORPORATION,
a Virginia corporation

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President and Chief Financial Officer

KANAWHA RIVER TERMINALS, LLC,
a Delaware limited liability company

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President

MARIGOLD DOCK, INC.,
a Delaware corporation

By:     /s/Allison S. Lausas
Name: Allison S. Lausas
Title:    Vice President, Controller & Treasurer

MIDDLETOWN COGENERATION COMPANY LLC,
a Delaware limited liability company

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President and Chief Financial Officer

MIDDLETOWN COKE COMPANY, LLC,
a Delaware limited liability company

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President & Chief Financial Officer

RAVEN ENERGY LLC,
a Delaware limited liability company

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President

SUN COAL & COKE LLC,
a Delaware limited liability company

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President and Chief Financial Officer

SUNCOKE ENERGY PARNTERS FINANCE CORP.,
a Delaware corporation

By:     /s/Fay West
Name: Fay West
Title:    President

SUNCOKE ENERGY SOUTH SHORE LLC,
a Delaware limited liability company

By: Sun Coal & Coke LLC, its manager

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President and Chief Financial Officer

SUNCOKE LAKE TERMINAL LLC,
a Delaware limited liability company

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President

SUNCOKE LOGISTICS LLC,
a Delaware limited liability company

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President

SUNCOKE TECHNOLOGY AND DEVELOPMENT LLC,
a Delaware limited liability company

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President and Chief Financial Officer

SUNCOKE DOMESTIC FINANCE CORP.,
a Delaware corporation

By:     /s/Fay West
Name: Fay West
Title:    President

SUNCOKE ENERGY PARNTERS GP LLC,
a Delaware limited liability company

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President and Chief Financial Officer

DISMAL RIVER TERMINAL, LLC,
a Delaware limited liability company

By:     /s/Fay West
Name: Fay West
Title:    Senior Vice President

2